UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on February 15, 2007

TO THE SHAREHOLDERS OF
THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") will be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), Eleven Madison Avenue, 24th Floor, New York, New York 10010, on Thursday, February 15, 2007 commencing at 4:00 p.m., New York time.

The purpose of the Meeting is to consider and act upon the following proposal and to consider and act upon such other matters as may properly come before the Meeting or any adjournments thereof:

(1)  To elect three (3) directors of the Fund.

This item is discussed in greater detail in the attached proxy statement. The close of business on December 8, 2006 has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

This notice and related proxy material are first being mailed on or about December 29, 2006.

By Order of the Board of Directors,

  J. KEVIN GAO

  Secretary

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. ACCORDINGLY, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

Dated: December 29, 2006
New York, New York

(This page has been left blank intentionally.)

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

Eleven Madison Avenue
24th Floor
New York, New York 10010

Proxy Statement for the
Annual Meeting of Shareholders
To Be Held on Thursday, February 15, 2007

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors (the "Board") of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") for use at the Annual Meeting of Shareholders to be held at the offices of Credit Suisse Asset Management, LLC ("Credit Suisse"), Eleven Madison Avenue, 24th Floor, New York, New York 10010 on Thursday, February 15, 2007 (commencing at 4:00 p.m. New York time) and at any adjournments thereof (the "Meeting"). A Notice of Annual Meeting of Shareholders and a proxy card (the "Proxy") accompany this Proxy Statement. Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, telegraph or personal interviews conducted by officers or employees of the Fund, Credit Suisse, the investment adviser to the Fund, Bear Stearns Funds Management Inc., the administrator of the Fund ("Bear Stearns"), or D.F. King & Co., Inc. ("D.F. King"), a professional proxy solicitation firm that has been retained by the Fund for a fee not to exceed $1,500 plus all reasonable out of pocket expenses (i.e., shareholder telephone calls, etc.) incurred on behalf of the Fund. All costs of solicitation, including (a) printing and mailing of this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to D.F. King for its services in soliciting Proxies and (d) supplementary solicitations to submit Proxies, will be borne by the Fund. This Proxy Statement is expected to be mailed to shareholders on or about December 29, 2006.

The principal executive office of Credit Suisse is Eleven Madison Avenue, 24th Floor, New York, New York 10010. The principal executive office of Bear Stearns is 383 Madison Avenue, 23rd Floor, New York, New York 10179. Each of Credit Suisse Asset Management Limited, located at Level 31, Gateway, 1 Macquarie Place, Sydney, Australia, NSW 2000, and Credit Suisse Asset Management Limited, located at One Cabot Square, London, U.K., E14 4QJ, serves as an investment sub-adviser to the Fund.

The Fund's Annual Report containing audited financial statements for the fiscal year ended October 31, 2006 is being furnished to all shareholders of the Fund along with this Proxy in a combined mailing. It is not to be regarded as proxy-soliciting material.

Only shareholders can attend the Meeting and any adjournment or postponement thereof. To gain admittance, if you are a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. Shareholders who wish to vote in person at the Meeting must comply with all applicable conditions.

If the enclosed Proxy is properly executed and returned in time to be voted at the Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy. If no instructions are marked on the Proxy, the Proxy will be voted "FOR" the election of the Fund's nominees for director. Any shareholder giving a Proxy has the power to revoke it by mail (addressed to the Secretary of The Emerging Markets Telecommunications

Fund, Inc., c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010) or in person at the Meeting by executing a superseding Proxy or by submitting a notice of revocation.

A quorum of shareholders is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the holders of a majority of the shares present in person or by proxy will have the power to adjourn the Meeting, without notice other than an announcement at the Meeting, until the requisite number of shares entitled to vote at the Meeting is present. In the event that a quorum is present at the Meeting but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of Proxies. Any such adjournment will require the affirmative vote of a majority of the Fund's shares represented at the Meeting in person or by proxy, and the persons named as proxies will vote those Proxies that they are entitled to vote "FOR" any proposal in favor of such adjournment and will vote those proxies required to be voted "AGAINST" any proposal against any such adjournment. Absent the establishment of a subsequent record date and the giving of notice to the holders of record thereon, the adjourned Meeting must take place not more than 120 days after the record date. At such adjourned Meeting, any business may be transacted which might have been transacted at the original Meeting. If a quorum is present, a shareholder vote may be taken on one or more of the proposals in the Proxy Statement prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. Accordingly, shareholders are urged to forward their voting instructions promptly.

Credit Suisse and its affiliates have advised the Fund that they intend to vote the shares over which they have voting power at the Meeting, including shares that are held directly or on behalf of employees, in the manner instructed by the customers or employees for which such shares are held.

The election of a Director requires that the successful candidate receive a plurality of votes cast at the Meeting in person or by proxy. Because abstentions and broker non-votes are not treated as shares voted, any abstentions and broker non-votes would have no impact on Proposal 1.

The Fund has one class of shares of capital stock, par value $0.001 per share (the "Shares"). On the record date, December 8, 2006, there were 8,606,361 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting, and fractional Shares are entitled to proportionate shares of one vote.

In order that your Shares may be represented at the Meeting, you are requested to:

—indicate your instructions on the Proxy;

—date and sign the Proxy;

—mail the Proxy promptly in the enclosed envelope; and

—allow sufficient time for the Proxy to be received and processed on or before 4:00 p.m. on February 15, 2007.

PROPOSAL 1: ELECTION OF DIRECTORS

The only proposal to be submitted at the Meeting will be the election of three (3) Directors of the Fund to hold office for the term set forth below and until their respective successors are elected and qualified.

The Board of Directors (the "Board") is divided into three classes, each class having a term of no more than three years. Each year the term of office of one class expires and the successor or successors elected to such class will serve for a three-year term.

Enrique Arzac, James Cattano and Lawrence Haber have each been nominated for election to the Board of Directors for a three-year term expiring at the 2010 annual meeting of shareholders.

If elected to the Board of Directors, each nominee will serve until his term expires and until his successor is elected and duly qualified.

Messrs. Arzac, Cattano and Haber have each indicated an intention to continue to serve if elected and have each consented to being named in this Proxy Statement.

The following tables set forth certain information regarding the nominees for election to the Board, directors whose terms of office continue beyond the Meeting, and the officers of the Fund. The current terms of office of the Fund's officers will end at the Board of Directors' meeting next following the Meeting.

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Portfolio Complex Overseen By Director	Other Directorships Held By Director or Nominee for Director
Non-Interested Nominees for Director:

Enrique R. Arzac c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/02/41	Chairman of the Board; Nominating Committee Chairman and Audit Committee Member	Since 1996; current term ends at the 2007 annual meeting	Professor of Finance and Economics, Graduate School of Business, Columbia University since 1971	42	Director of Epoch Holding Corporation (an investment management and investment advisory services company); Director of The Adams Express Company (a closed-end investment company); Director of Petroleum and Resources Corporation (a closed-end investment company)

James J. Cattano c/o Primary Resources, Inc. 5100 Tamiami Trail N. Naples, FL 34103 Date of Birth: 06/24/43	Director; Nominating Committee Member and Audit Committee Chairman	Since 1993; current term ends at the 2007 annual meeting	President, Primary Resources Inc. (an international trading and manufacturing company specializing in the sale of agricultural commodities throughout Latin American markets) since October 1996	6	None

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Portfolio Complex Overseen By Director	Other Directorships Held By Director or Nominee for Director
Interested Nominee for Director:

Lawrence Haber[1] c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 6/27/51	Director	Since 2006; current term ends at the 2007 annual meeting	Managing Director and Chief Operating Officer of Credit Suisse; Member of Credit Suisse's Management Committee; Chief Financial Officer of Merrill Lynch Investment Managers from 1997 to 2003	6	None

Non-Interested Directors:

Walter Eberstadt Lazard Freres & Co. 30 Rockefeller Plaza New York, NY 10020 Date of Birth: 07/15/21	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2009 annual meeting	Limited Managing Director in Lazard Freres & Co. since 1969	1	None

Phillip Goldstein Opportunity Partners L.P. 60 Heritage Drive Pleasantville, New York 10570 Date of Birth: 01/28/45	Director; Nominating and Audit Committee Member	Since 2005; current term ends at the 2008 annual meeting	Investment Adviser, Opportunity Partners L.P. since 1992	2	Director of Brantley Capital Corporation; Director of The Mexico Equity and Income Fund

  1  Mr. Haber is an "interested person" of the Fund (as defined in the Investment Company Act of 1940 ("1940 Act")) by virtue of his current position as an officer of Credit Suisse.

Name, Address, and Date of Birth	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Portfolio Complex Overseen By Director	Other Directorships Held By Director or Nominee for Director
Steven N. Rappaport Lehigh Court, LLC 40 East 52nd Street New York, New York 10022 Date of Birth: 07/10/48	Director; Nominating and Audit Committee Member	Since 2006; current term ends at the 2009 annual meeting	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Transition Adviser to SunGard Securities Finance, Inc. from February 2002 to July 2002; President of SunGard Securities Finance, Inc. from 2001 to February 2002; President of Loanet, Inc. (an on-line accounting service) from 1997 to 2001	42	Director of Presstek, Inc. (a digital imaging technologies company); Director of Wood Resources, LLC (a plywood manufacturing company)

Martin M. Torino c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 Date of Birth: 08/14/49	Director; Nominating and Audit Committee Member	Since 1993; current term ends at the 2008 annual meeting	Chief Executive Officer and Director of Celsur Logistica S.A. (Logistics) since 2002; Chairman of the Board of Ingenio y Refineria San Martin Del Tabacal S.A. (sugar refinery) from August 1996 to 2000	3	None

OFFICERS

Name, Address, and Date of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven B. Plump Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 02/08/59	Chief Executive Officer and President	Since 2005	Managing Director of Credit Suisse; Associated with Credit Suisse or its predecessor since 1995; Officer of other Credit Suisse Funds

Neil Gregson c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 05/10/62	Chief Investment Officer	Since 2005	Managing Director of Credit Suisse Asset Management Limited ("CSAML"); Associated with CSAML since 1990

Jonathan S. Ong c/o Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 08/03/67	Investment Officer	Since 2005	Director of Credit Suisse Asset Management Limited; Associated with CSAML since 1999

Michael A. Pignataro Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 11/15/59	Chief Financial Officer	Since 1993	Director and Director of Fund Administration of Credit Suisse; Associated with Credit Suisse or its predecessor since 1984; Officer of other Credit Suisse Funds

Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 09/21/66	Chief Compliance Officer	Since 2004	Director and Global Head of Compliance of Credit Suisse since July 2000; Officer of other Credit Suisse Funds

J. Kevin Gao Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 10/13/67	Senior Vice President, Chief Legal Officer and Secretary	Since 2004	Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse since July 2003; Associated with the law firm of Willkie Farr & Gallagher LLP from 1998 to 2003; Officer of other Credit Suisse Funds

Name, Address, and Date of Birth	Position(s) Held With Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert Rizza Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 Date of Birth: 12/09/65	Treasurer	Since 1999	Vice President of Credit Suisse; Associated with Credit Suisse since 1998; Officer of other Credit Suisse Funds

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Credit Suisse Family of Closed-End Investment Companies (as defined below) beneficially owned by each Director.

Name of Director or Nominee	Dollar Range of Equity Securities in the Fund*(1)(2)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director or Nominee in Credit Suisse Family of Investment Companies*(1)(3)
Non-Interested Nominees for Director:
Enrique R. Arzac	D	E
James J. Cattano	C	E
Interested Nominee for Director:
Lawrence Haber	C	D
Non-Interested Directors:
Walter Eberstadt	D	D
Phillip Goldstein	E	E
Steven N. Rappaport	C	E
Martin M. Torino	C	D

*  Key to Dollar Ranges:

A.  None

B.  $1 - $10,000

C.  $10,001 - $50,000

D.  $50,001 - $100,000

E.  over $100,000

(1)  This information has been furnished by each Director as of November 30, 2006. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934 (the "1934 Act").

(2)  Each of Messrs. Arzac, Cattano, Eberstadt, Haber, Rappaport and Torino owns less than 1% of the Fund's outstanding equity securities.

(3)  "Credit Suisse Family of Investment Companies" means those registered investment companies that share Credit Suisse as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of November 30, 2006, neither the non-interested nominees for election to the Board of the Fund, nor the other non-interested Directors nor their immediate family members owned beneficially or of record any class of securities in Credit Suisse or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with Credit Suisse.

During the fiscal year ended October 31, 2006, each Director who was not a director, officer, partner, co-partner or employee of Credit Suisse, the Administrator or any affiliate thereof, received an annual fee of $10,000 and $1,000 for each meeting of the Board attended by him and was reimbursed for expenses incurred in connection with his attendance at the Fund's Board meetings. The total remuneration paid or accrued by the Fund during the fiscal year ended October 31, 2006 to all such unaffiliated Directors was $93,958. Each Director entitled to a fee from the Fund receives fifty percent of his annual fee in the form of Fund shares purchased by the Fund's transfer agent in the open market on his behalf.

During the fiscal year ended October 31, 2006, the Board convened eight times. Each Director attended at least seventy-five percent of the aggregate number of meetings of the Board and any committees on which he served during the period for which he was a Director.

Messrs. Arzac, Cattano, Eberstadt, Goldstein, Rappaport and Torino constitute the Fund's Audit Committee, which is composed of Directors who are not interested persons of the Fund and who are independent (as such term is defined by the listing standards of the American Stock Exchange (the "AMEX")). The Audit Committee convened four times during the fiscal year ended October 31, 2006. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund.

Messrs. Arzac, Cattano, Eberstadt, Goldstein, Rappaport and Torino constitute the Fund's Nominating Committee, which is composed of Directors who are non-interested Directors of the Fund and who are independent (as such term is defined by the listing standards of the AMEX). The Nominating Committee met four times during the fiscal year ended October 31, 2006. At a meeting of the Nominating Committee held on November 16, 2006, the Nominating Committee nominated each of Messrs. Arzac, Cattano and Haber for a three-year term. The Nominating Committee selects and nominates new Directors. The Board has adopted a Nominating Committee Charter (a copy of which is included as Appendix A to this proxy statement). In nominating candidates, the Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

The Nominating Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of the Fund, c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010. Any submission should include at a minimum the following information: As to each individual proposed for election or re-election as Director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act, and information regarding such individual that is sufficient, in the discretion of the Nominating Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to

Regulation 14A (or any successor provision) under the 1934 Act, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission, in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

The Fund does not have a Compensation Committee.

OTHER BOARD-RELATED MATTERS

Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders.

AUDIT COMMITTEE REPORT

Pursuant to the Audit Committee Charter adopted by the Board (a copy of which is included as Appendix B to this proxy statement), the Audit Committee is responsible for conferring with the Fund's independent registered public accounting firm, reviewing annual financial statements, approving the selection of the Fund's independent registered public accounting firm and overseeing the Fund's internal controls. The Fund's Audit Committee charter also contains provisions relating to the pre-approval by the Audit Committee of certain non-audit services to be provided by the Fund's independent registered public accounting firm to the Fund and to Credit Suisse and certain of its affiliates. The Audit Committee advises the full Board with respect to accounting, auditing and financial matters affecting the Fund. The independent registered public accounting firm is responsible for planning and carrying out the proper audits and reviews of the Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

The Audit Committee has met with the Fund's management to discuss, among other things, the Fund's audited financial statements for the fiscal year ended October 31, 2006. The Audit Committee has also met with the Fund's independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), and discussed with them certain matters required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented, including, but not limited to, the scope of the Fund's audit, the Fund's financial statements and the Fund's accounting controls. The Audit Committee has received the written disclosures and the letter from PwC required by the SEC's independence rules delineating relationships between PwC and the Fund and the impact that any such relationships may have on the objectivity and independence of PwC. The Audit Committee has discussed with PwC their independence and has considered whether the provision of services by PwC to the Fund and to Credit Suisse is compatible with maintaining PwC's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Fund's audited financial statements be included in the Fund's 2006 Annual Report to Shareholders for the fiscal year ended October 31, 2006 and be mailed to shareholders and filed with the SEC.

The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on, and makes no independent verification of, the facts presented to it or representations made by management or the independent registered public accounting firm. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Submitted by the Audit Committee of the Fund's Board of Directors

Enrique R. Arzac

James J. Cattano

Walter Eberstadt

Phillip Goldstein

Steven N. Rappaport

Martin M. Torino

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on November 16, 2006, the Fund's Audit Committee approved the selection of PwC for the fiscal year ending October 31, 2007. PwC has been the Fund's independent registered public accounting firm since the Fund commenced operations, and has informed the Fund that it has no material direct or indirect financial interest in the Fund. A representative of PwC will be available by telephone at the Meeting and will have the opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

The information in the table below is provided for services rendered to the Fund by PwC for the Fund's fiscal years ended October 31, 2005 and 2006.

	2005	2006
Audit Fees	$49,350	$50,800
Audit-Related Fees[1]	$3,150	$3,250
Tax Fees[2]	$7,860	$8,100
All Other Fees	$—	$—
Total	$60,360	$62,145

1  Services include agreed-upon procedures in connection with the Fund's semi-annual financial statements ($3,150 in 2005 and $3,250 in 2006).

2  Tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

The Audit Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Audit Committee, and the Chairperson shall report to the Audit Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Audit Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee (or its delegate(s)) prior to the completion of the audit.

The aggregate fees billed by PwC for non-audit services rendered to the fund, Credit Suisse or Covered Service Providers for the fiscal years ended October 31, 2005 and October 31, 2006 were $2,444,000 and $0, respectively.

COMPENSATION

The following table shows certain compensation information for the directors for the fiscal year ended October 31, 2006. All officers of the Fund are employees of and are compensated by Credit Suisse. None of the Fund's executive officers or directors who are also officers or directors of Credit Suisse received any compensation from the Fund for such period. The Fund has no bonus, profit sharing, pension or retirement plans.

Name of Director or Nominee	Aggregate Compensation From the Fund	Total Compensation From Fund and Fund Complex Paid To Director or Nominee[1]
Non-Interested Nominees for Director:
Enrique R. Arzac	$12,000	$171,467
James J. Cattano	$12,000	$57,361
Interested Nominee for Director:
Lawrence Haber	-0-	-0-
Non-Interested Directors:
Walter Eberstadt	$11,500	$11,500
Phillip Goldstein	$12,000	$24,000
Steven N. Rappaport	$6,958	$163,304
Martin M. Torino	$11,500	$32,000

1    42 funds comprise the Fund complex. See the "Directors" table for the number of funds each director serves.

THE FUND'S BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE FUND'S NOMINEES FOR DIRECTOR

ADDITIONAL INFORMATION

Beneficial Owners

The following table shows (1) certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the shares and (2) the percentage and number of shares of the Fund beneficially owned by all Directors and officers of the Fund as a group:

Name And Address	Number Of Shares Beneficially Owned	Percent Of Shares
Phillip Goldstein* 60 Heritage Drive Pleasantville, NY 10570	752,399	8.74%
Lazard Freres & Co., LLC** 30 Rockefeller Plaza New York, NY 10112	1,825,645	21.21%
Directors and Officers as a Group*	761,459	8.85%

  *   As of November 30, 2006.

  **   As stated in Schedule 13D filed with the SEC on June 12, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require the Fund's officers and directors, certain officers and directors of the investment adviser, affiliated persons of the investment adviser, and persons who beneficially own more than 10% of the Fund's Shares to file reports of ownership with the SEC and the Fund.

Based solely upon its review of the copies of such forms and written representations received by it, the Fund believes that, for the fiscal year ended October 31, 2006, all filing requirements applicable to such persons were complied with.

SHAREHOLDER PROPOSALS

Notice is hereby given that for a shareholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2008 annual meeting of shareholders, the shareholder proposal must be received by the Fund no later than November 17, 2007. The shareholder proposal, including any accompanying supporting statement, may not exceed 500 words. A shareholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the shareholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the By-laws of the Fund, at any annual meeting of the shareholders, only such business will be conducted as has been properly brought before the annual meeting. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board, (ii) otherwise properly brought before the meeting by or at the direction of the Board, or (iii) otherwise properly brought before the meeting by a shareholder.

For business to be properly brought before the annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, any such notice must be delivered to, or mailed (by certified mail being recommended) and received at, The Emerging Markets Telecommunications Fund, Inc. c/o Credit Suisse Asset Management, LLC, Eleven Madison Avenue, 24th Floor, New York, New York 10010 not later than 45 days before the date in the then current year corresponding to the date on which the Fund first mailed its notice and proxy materials for the annual meeting held in the prior year; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the preceding year's annual meeting, notice by such shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice or public announcement of the date of such meeting was given or made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a shareholder's notice as described above.

Any such notice by a shareholder shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the Fund's books, of the shareholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the shareholder, (iv) a representation that the shareholder is a holder of record of shares of the Fund entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to present such business, (v) whether the shareholder intends or is part of a group which intends to solicit proxies from other shareholders in support of such business and (vi) any material interest of the shareholder in such business.

The Fund may exercise discretionary voting authority with respect to any shareholder proposals for the 2008 annual meeting of shareholders not included in the proxy statement and form of proxy that are not submitted to the Fund within the time-frame indicated above. Even if timely notice is received, the Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE.

NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Other Business

Management knows of no business to be presented at the Meeting, other than the matters set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interests of the Fund.

APPENDIX A

NOMINATING COMMITTEE CHARTER

This document serves as the Charter for the Nominating Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund" and collectively the "Funds") advised by Credit Suisse Asset Management, LLC ("Credit Suisse") listed on Appendix A hereto (each such Charter being a separate Charter).

SECTION 1.  PURPOSE & SCOPE

The purpose of the Nominating Committee is to assist the Board in its selection and evaluation of members with the competencies needed to oversee the Funds so that the interests of shareholders in the Funds are well-served.

  In pursuit of this purpose, the scope of the Committee's responsibilities shall include:

  —the nomination of new Directors.

  —the evaluation of the Board and its committee structure.

SECTION 2.  MEMBERSHIP

  (a)  The Committee for each Fund shall consist of all of the Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and, if applicable, "independent" as such term is defined by the listing standards of the principal national securities exchange upon which the Fund's shares are listed, if any.

  (b)  The Committee shall appoint its Chairperson by a majority vote of its members.

  (c)  The compensation, if any, of the Committee members shall be as determined by the Board.

SECTION 3.  NOMINATION AND APPOINTMENT POLICY AND RESPONSIBILITIES

  (a)  In nominating candidates, the Committee will search for those highly qualified candidates who can bring to the Board the skills, experience and judgment necessary to address the issues directors of investment companies may confront in fulfilling their duties to fund shareholders. The Committee may, in its discretion, establish specific, minimum qualifications (including skills) that must be met by Committee-nominated or shareholder-nominated candidates. The Committee is also responsible for the analyses of the appropriateness of establishing minimum shareholding levels for Directors.

  (b)  The Committee will consider candidates submitted by shareholders or from other sources it deems appropriate. Any recommendation should be submitted to the Secretary of each Fund, c/o Credit Suisse Asset Management, LLC, 466 Lexington Avenue, New York, New York 10017. Any submission should include, at a minimum, the following information: As to each individual proposed for election or re-election as director, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of the Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual is, or is not, an "interested person" of the Fund (as defined in the 1940 Act), and information regarding such individual that is sufficient, in the discretion of the Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of directors in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, as amended, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director (if elected)). In the case of any Fund holding a meeting of shareholders, any such submission in order to be considered for inclusion in the Fund's proxy statement, should be submitted by a date not later than the 120th calendar day before the date the Fund's proxy statement was released to security holders in connection with the Fund's previous year's annual meeting or, if the Fund has changed the meeting date by more than 30 days or if no meeting was held the previous year, within a reasonable time before the Fund begins to print and mail its proxy statement. Any such submission must also be submitted by such date and contain such information as may be specified in the Fund's By-laws, or as required by any relevant stock exchange listing standards.

SECTION 4.  ADDITIONAL RIGHTS AND RESPONSIBILITIES

  (a)  The Committee shall review, as it deems necessary, and make recommendations with regard to the tenure of the directors, including any term limits, limits on the number of boards (or committees) on which a director may sit and normal retirement age.

  (b)  The Committee may retain and terminate a search firm to identify director nominees, subject to the Board's sole authority to approve the search firm's fees and other retention terms.

  (c)  The Committee shall be responsible for annually evaluating the Board and its committee structure to determine whether the Board and its committee structure is functioning effectively. The Committee shall determine the nature of the evaluation, supervise the conduct of the evaluation and prepare an assessment of the performance of the Board and its committees, to be discussed with the Board.

  (d)  The Committee shall have the authority to delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

  (e)  The Committee shall have any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of the Board members or any Committee members.

SECTION 5.  PROCEDURAL MATTERS

  (a)  The Committee shall meet at least once a year.

  (b)  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Fund, and the Committee shall report to the Board on its meetings.

  (c)  The Committee shall, from time to time (but not less frequently than annually) as it deems appropriate, review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval. The Charter shall be posted on the Fund's website.

  (d)  The Board has granted to the Committee access to the resources and authority to make reasonable expenditures, including expenditures to retain any experts and counsel related to the aforementioned duties and tasks, that will be reimbursed by the Fund.

May 17, 2006

APPENDIX A

Open-End Funds:

Credit Suisse Capital Appreciation Fund

Credit Suisse Capital Funds

  Credit Suisse Large Cap Value Fund

  Credit Suisse Small Cap Value Fund

  Credit Suisse Long-Short Market Neutral Fund

  Credit Suisse Total Return Global Fund

  Credit Suisse U.S. Multi-Cap Research Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Fixed Income Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse Institutional Fund

  Capital Appreciation Portfolio

  International Focus Portfolio

  Investment Grade Fixed Income Portfolio

  Large Cap Value Portfolio

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Mid-Cap Growth Fund

Credit Suisse New York Municipal Fund

Credit Suisse Opportunity Funds

  Credit Suisse High Income Fund

  Credit Suisse Strategic Allocation Fund – Conservative

  Credit Suisse Strategic Allocation Fund – Moderate

  Credit Suisse Strategic Allocation Fund – Aggressive

Credit Suisse Small Cap Growth Fund

Credit Suisse Target Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Global High Yield Fund

Credit Suisse Institutional Fixed Income Fund

Credit Suisse Institutional Money Market Fund

  Government Portfolio

  Prime Portfolio

Credit Suisse Large Cap Blend Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Trust

  Blue Chip Portfolio

  Commodity Return Strategy Portfolio

  Emerging Markets Portfolio

  Global Small Cap Portfolio

  International Focus Portfolio

  Large Cap Value Portfolio

  Mid-Cap Growth Portfolio

  Small Cap Growth Portfolio

  Small Cap Value Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

The Chile Fund

The Emerging Markets Telecommunications Fund

The First Israel Fund

The Indonesia Fund

The Latin America Equity Fund

APPENDIX B

AUDIT COMMITTEE CHARTER

This document serves as the Charter for the Audit Committee (the "Committee") of the Board of Directors/Trustees (the "Board") of each fund (the "Fund") advised by Credit Suisse Asset Management, LLC ("Credit Suisse") listed on Appendix A hereto (each such Charter being a separate Charter).

Purpose

The primary purposes of the Committee are to:

•  assist Board oversight of

  1.  the integrity of the Fund's financial statements

  2.  the independent auditor's qualifications and independence

  3.  the performance of the Fund's independent auditors

  4.  the Fund's compliance with legal and regulatory requirements

•  prepare an audit committee report, if required by the SEC, to be included in the Fund's annual proxy statement, if any;

•  oversee the scope of the annual audit of the Fund's financial statements, the quality and objectivity of the Fund's financial statements, the Fund's accounting and financial reporting policies and practices and its internal controls relating thereto;

•  determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

•  pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 2(b) below) by such independent auditors; and

•  act as a liaison between the Fund's independent auditors and the Board.

The Fund's independent auditors shall report directly to the Committee.

The primary function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

The independent auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards.

In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Fund. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, Credit Suisse or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the independent auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the independent auditors for auditing, the financial statements.

Composition and Qualifications

  (a)  The Committee shall consist of at least three Board members none of whom is an "interested person," as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "Independent Board Members"), each of whom shall be financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement, and at least one of whom shall have accounting or related financial management expertise as determined by the Fund's Board in its business judgment. Each member of the Committee must also meet the New York Stock Exchange's independence requirements for audit committee members of listed companies and the independence requirements applicable to investment companies set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended. If one or more members of the Committee qualify as an "audit committee financial expert" ("ACFE"), within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, at least one such member shall be designated as the Committee's ACFE. The Committee shall elect a chairperson, who shall preside over Committee meetings (the "Chairperson"). The Chairperson shall serve as such until his successor is selected by the Committee.

The designation of a person as an ACFE shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.

  (b)  With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

  (i)  that each member of the Audit Committee is "independent" pursuant to the governance standards of the New York Stock Exchange ("NYSE") or applicable law or, in the case of a Fund whose securities are listed on the American Stock Exchange ("AMEX"), pursuant to the governance standards of the AMEX;

  (ii)  that each Audit Committee member is financially literate and able to read and understand fundamental financial statements, including the Fund's balance sheet, income statement and cash flow statement;

  (iii)  that at least one of the Committee members has accounting or related financial management expertise and, for a Fund whose securities are listed on the AMEX, is "financially sophisticated" pursuant to AMEX rules; and

  (iv)  the adequacy of the Charter.

Duties and Powers

1.  To carry out its purposes, the Committee shall have the following duties and powers to be exercised at such times and in such manner as the Committee shall deem necessary or appropriate: (a) to determine, and recommend to the Independent Board Members for their ratification and approval, the selection, appointment, compensation, retention and termination of the Fund's independent auditors (or any other public accounting firm engaged for the purposes of performing other audit, review or attest services for the Fund);

  (b)  to resolve any disagreements between management and the independent auditors regarding financial reporting and to evaluate and accept the determination of independence made by the independent auditors;

  (c)  to pre-approve (i) all audit and permissible non-audit services1 to be provided by the independent auditors to the Fund, and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provides ongoing services to the Fund ("Covered Services Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers);

  (d)  to meet with the Fund's independent auditors, including meetings apart from management, on a regular basis: (i) to review the arrangements for and scope of the proposed annual audit and any special audits; (ii) to review the scope of and approve non-audit services being provided and proposed to be provided; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audits; (iv) to consider the independent auditor's comments communicated to the Committee with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; (v) to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CSR; (vi) to review the form of report the independent auditors propose to render to the Board and shareholders; (vii) to discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors, and (viii) receive reports at least annually from the independent auditors regarding their independence (including receiving the independent auditors' specific representations as to independence consistent with current statements of the Independence Standards Board), and discuss such reports with the independent auditors, and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors;

1   The Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent auditors to the Fund and (ii) all permissible non-audit services to be provided by the independent auditors to Credit Suisse and any service provider to the Fund controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the Fund ("Covered Services Provider") if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the Fund's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent auditors during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

  (e)  to review with the Fund's management and independent auditors: (i) critical accounting policies and practices applied by the Fund and communicated to the Committee by the independent auditors and/or management in preparing its financial statements; (ii) alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management communicated to the Committee; (iii) other material written communications between the independent auditors and the Fund, including any management letter, report on observations and recommendations on internal controls, report of any unadjusted differences (including a listing of adjustments and reclassifications not recorded, if any) communicated to the Committee, engagement letter and independence letter; and (iv) any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management;

  (f)  to consider and evaluate the effect upon the Fund of significant changes in accounting principles, practices, controls or procedures proposed or contemplated by management or the independent auditors;

  (g)  to review with management in a general manner, but not assume responsibility for, the Fund's processes with respect to risk assessment and risk management, and the steps taken to monitor and control such risks and exposures;

  (h)  to discuss generally the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

  (i)  to establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund and its service providers (as and to the extent required with respect to service providers by applicable rules, regulations or listing requirements or otherwise deemed advisable) of concerns regarding questionable accounting or auditing matters pertaining to the Fund;

  (j)  to establish policies governing the hiring by entities within the Fund's investment company complex of employees or former employees of the independent auditors consistent with government regulations;

  (k)  at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality-control procedures; (2) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund, as well as Credit Suisse and any Covered Services Provider;

  (l)  to review and evaluate the qualifications, performance and independence of the lead audit partner of the independent auditors on the Fund's engagement;

  (m)  to oversee the regular rotation of such lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the audit firm itself;

  (n)  to review and discuss the Fund's audited and unaudited financial statements with management and, in the case of the audited financials, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

  (o)  to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and make such recommendations with respect to the matters within the scope of its authority and other matters, as the Committee may deem necessary or appropriate; and

  (p)  to meet periodically with Fund management on all relevant matters, apart from the Fund's independent auditors.

2.  The Committee shall meet as frequently as necessary to carry out its obligations, but not less frequently than twice a year, and shall hold special meetings as circumstances require. A majority of the total number of members of the Committee shall constitute a quorum of the Committee. A majority of the members of the Committee present shall be empowered to act on behalf of the Committee. The Committee shall regularly meet (typically, on the same day as regular Committee meetings), in separate executive sessions, with representatives of the Fund's management, the Fund's independent auditors and the Fund's other service providers as the members of the Committee deem necessary. Members of the Committee may participate in a meeting of the Committee in person or by means of a conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

3.  The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Fund. The Fund shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Fund's independent auditors or other public accounting firm providing audit, review or attest services for the Fund, (b) for payment of compensation to any advisors employed by the Committee and (c) for the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Fund, Credit Suisse, the Fund's sub-advisor(s), if any, the Fund's counsel and the Fund's other service providers.

4.  The Committee shall evaluate its performance under this Charter annually.

5.  The Committee shall review the adequacy of this Charter at least annually and recommend any changes to the full Board. The Board also shall review and approve this Charter at least annually.

6.  This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all of the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

7.  The Chief Executive Officer (the "CEO") and the Chief Financial Officer of each Fund shall certify to the Audit Committee of each Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the relevant Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

8.  FOR CLOSED-END FUNDS ONLY. (a) Each Fund whose securities are listed on the NYSE shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 1(b) above insofar as Section 1(b) relates to NYSE requirements.

  (b)  The CEO of each Fund whose securities are listed on the NYSE shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of any such Fund provides notice to the NYSE upon receipt of a report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the relevant Fund.

  (c)  If a Fund whose securities are listed on the AMEX provides the AMEX notice upon receipt of a report by an executive officer of any material non-compliance with the requirements of Rule 10A-3 under the Securities Exchange Act of 1934 relating to audit committees, copies of any such notice shall be provided to the Audit Committee of the relevant Fund.

Adopted: Effective May 17, 2006

Meeting	Audit Committee Action	Full Board Action
1st Quarter meeting (covering 4th Quarter results)	• 12/31 year end Funds: discuss results of audit [1(e)]
• 12/31 year end Funds: review financial statements and recommend to full boards that they be included in each respective annual report to shareholders [1(n)]
• 12/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]	• All closed-end Funds: determine ability of Audit Committee Members to serve on multiple Audit Committees
• All Funds: Audit Committee Members, determine independence and financial literacy of all, and financial expertise of at least one. [Composition and
Qualifications (b)]
• 12/31 year end Funds: review financial statements and approve inclusion in each respective annual report to shareholders [1(n)]

Meeting	Audit Committee Action	Full Board Action
2nd Quarter meeting (covering 1st Quarter results)	• All Funds: undertake annual review of the adequacy of the Audit Committee Charter [5]	• All Funds: review adequacy of Audit Committee Charter and approve any changes to Audit Committee Charter recommended by Audit Committees [Composition and Qualifications (b)]

Meeting	Audit Committee Action	Full Board Action
3nd Quarter meeting (covering 2nd Quarter results)	• N/A	• N/A

Meeting	Audit Committee Action	Full Board Action
4th Quarter meeting (covering 3rd Quarter results)	• All Funds: presentation of proposed scope of audit [1(d)]
• All Funds: discuss audit fees, non-audit services and engagement letters [1(c)]
• All Funds: approve independent auditors All Funds: Review auditor report on audit firm's internal quality-control procedures, material issues, performance and independence [1(k)]
• All Funds: Audit Committee self-evaluation [4]

Special Telephonic Meeting	• 10/31 year end Funds: discuss results of audit [1(e)]
• 10/31 year end Funds: review financial statements and recommend to full board that they be included in the annual report to shareholders [1(n)]
	• 10/31 year end Funds: Obtain auditor letter as to adequacy of internal controls [1(d)]	• 10/31 year end Funds: review financial statements and approve inclusion in the respective annual report to shareholders [1(n)]

APPENDIX A

Open-End Funds:

Credit Suisse Capital Appreciation Fund

Credit Suisse Capital Funds

  Credit Suisse Large Cap Value Fund

  Credit Suisse Small Cap Value Fund

  Credit Suisse Long-Short Market Neutral Fund

  Credit Suisse Total Return Global Fund

  Credit Suisse U.S. Multi-Cap Research Fund

Credit Suisse Commodity Return Strategy Fund

Credit Suisse Emerging Markets Fund

Credit Suisse Fixed Income Fund

Credit Suisse Global Fixed Income Fund

Credit Suisse Global Small Cap Fund

Credit Suisse Institutional Fund

  Capital Appreciation Portfolio

  International Focus Portfolio

  Investment Grade Fixed Income Portfolio

  Large Cap Value Portfolio

Credit Suisse International Focus Fund

Credit Suisse Japan Equity Fund

Credit Suisse Mid-Cap Growth Fund

Credit Suisse New York Municipal Fund

Credit Suisse Opportunity Funds

  Credit Suisse High Income Fund

  Credit Suisse Strategic Allocation Fund – Conservative

  Credit Suisse Strategic Allocation Fund – Moderate

  Credit Suisse Strategic Allocation Fund – Aggressive

Credit Suisse Small Cap Growth Fund

Credit Suisse Target Return Fund

Credit Suisse Cash Reserve Fund

Credit Suisse Global High Yield Fund

Credit Suisse Institutional Fixed Income Fund

Credit Suisse Institutional Money Market Fund

  Government Portfolio

  Prime Portfolio

Credit Suisse Large Cap Blend Fund

Credit Suisse Short Duration Bond Fund

Credit Suisse Trust

  Blue Chip Portfolio

  Commodity Return Strategy Portfolio

  Emerging Markets Portfolio

  Global Small Cap Portfolio

  International Focus Portfolio

  Large Cap Value Portfolio

  Mid-Cap Growth Portfolio

  Small Cap Growth Portfolio

  Small Cap Value Portfolio

Closed-End Funds:

Credit Suisse High Yield Bond Fund

Credit Suisse Asset Management Income Fund

The Chile Fund

The Emerging Markets Telecommunications Fund

The First Israel Fund

The Indonesia Fund

The Latin America Equity Fund

THE EMERGING MARKETS

TELECOMMUNICATIONS

FUND, INC.

February 15, 2007

002CS-12818

The Emerging Markets Telecommunications Fund, Inc.

000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext
000000000.000000 ext	000000000.000000 ext

000004
MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1	XXXXXXXXXXXXXX
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas.	X

Annual Meeting Proxy Card

 PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A	Proposals — The Board of Directors recommends a vote FOR all the nominees listed.

1. Election of Directors:		For	Withhold		For	Withhold		For	Withhold

	01 - Enrique Arzac	☐	☐	02 - James Cattano	☐	☐	03 - Lawrence Haber	☐	☐
	(three-year term)			(three-year term)			(three-year term)

B	Non-Voting Items
Change of Address — Please print new address below.

C	Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.

C 1234567890	J NT	1	MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
3 0 A P	C O Y # # #

<STOCK#>                 00NPJB

PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

The Emerging Markets Telecommunications Fund, Inc.

Proxy — The Emerging Markets Telecommunications Fund, Inc.

Eleven Madison Avenue

24th Floor

New York, New York 10010

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.

The undersigned hereby appoints J. Kevin Gao and Karen Regan, each with the full power of substitution, and hereby authorizes them to represent and vote, as designated below and in accordance with their judgment on such other matters as may properly come before the meeting or any adjournments thereof, all shares of The Emerging Markets Telecommunications Fund, Inc. (the “Fund”) that the undersigned is entitled to vote at the annual meeting of shareholders of the Fund to be held at the offices of The Emerging Markets Telecommunications Fund, Inc., Eleven Madison Avenue, 24th Floor, New York, New York 10010, on February 15, 2007 at 4:00 p.m., New York time.

This proxy when properly executed will be voted in the manner directed therein by the undersigned shareholder. If no direction is made, this proxy will be voted as recommended by the Board of Directors in favor of the Board’s nominees for Director named below.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE PRESENTED TO THE MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS, CONTINUATIONS OR RESCHEDULINGS THEREOF.

PLEASE VOTE, DATE AND SIGN BELOW AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

SEE REVERSE		SEE REVERSE
SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SIDE